Exhibit 99.1

CANOPY GROWTH ANNOUNCES CLOSING OF

PLAN OF ARRANGEMENT INVOLVING RIV CAPITAL

Canopy Growth holds conditional ownership of approximately 20% in TerrAscend

February 23, 2021

SMITHS FALLS, ON — Canopy Growth Corporation (“Canopy Growth”) (TSX: WEED, NASDAQ: CGC) announces that it has closed the previously announced plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”) involving Canopy Growth, RIV Capital Inc. (formerly Canopy Rivers Inc.) (“RIV Capital”) (TSX: RIV) (OTC: CNPOF) and its wholly-owned subsidiary, RIV Capital Corporation (formerly Canopy Rivers Corporation) (“RCC”), as well as Canopy Growth’s wholly-owned subsidiary, The Tweed Tree Lot Inc. (“Tweed NB”).

Following completion of the Arrangement, Canopy Growth now directly holds 38,890,570 exchangeable shares (the “TerrAscend Exchangeable Shares”) in the capital of TerrAscend Corp. (“TerrAscend”), an aggregate of 22,474,130 common share purchase warrants (the “TerrAscend Warrants”) in the capital of TerrAscend and is deemed to own an aggregate of 1,072,450 common shares of TerrAscend (the “TerrAscend Shares”) that are subject to an option (the “TerrAscend Option”) entered into on January 13, 2021.

Canopy Growth beneficially owns approximately 20% of the issued and outstanding TerrAscend Shares on a fully-diluted basis. The securities in the capital of TerrAscend held by Canopy Growth are not currently convertible or exercisable and will not be convertible or exercisable until federal laws in the United States with respect to marijuana are amended.

“Our conditional ownership in TerrAscend is a key component of our U.S. ecosystem strategy and strengthens our U.S. exposure ahead of the promising cannabis reform in the U.S.” said David Klein, Chief Executive Officer of Canopy Growth. “In addition, the divestiture of our interest in RIV Capital allows Canopy Growth to further improve our focus as an organization.”

Pursuant to the Arrangement, among other things, Canopy Growth acquired from RCC (i) 19,445,285 TerrAscend Exchangeable Shares; (ii) 2,225,714 TerrAscend Warrants with an exercise price of C$5.95 per TerrAscend Share; (iii) 333,723 TerrAscend Warrants with an exercise price of C$6.49 per TerrAscend Share; (iv) a C$13.2 million loan receivable owing by TerrAscend Canada Inc. to RCC; (v) all of the Class A preferred shares in the capital of Les Serres Vert Cannabis Inc. (“Vert Mirabel”); and (vi) 143 common shares in the capital of Vert Mirabel, thereby increasing Canopy Growth’s ownership of the issued and outstanding common shares in the capital of Vert Mirabel from approximately 41% to approximately 55%. In addition, all of the obligations of Tweed NB owing to RCC pursuant to a royalty agreement between the parties was terminated, providing Canopy Growth with annual cash savings of approximately $2.9 million per year over the balance of the 24-year term of the agreement.

In exchange for the foregoing, Canopy Growth (i) surrendered 36,468,318 Class B multiple voting shares (“MVS”) and 15,223,938 Class A subordinate voting shares (“SVS”) in the capital of RIV Capital; (ii) made a cash payment to RCC of approximately C$115 million; and (iii) issued 3,647,902 Canopy Growth common shares to RCC. As a result, following completion of the Arrangement, Canopy Growth no longer has any equity, debt or other interest in RIV Capital, and no longer has any representation on the RIV Capital board of directors.

Early Warning Disclosure Regarding RIV Capital

Completion of the Arrangement resulted in a 100% decrease in Canopy Growth’s interest in the MVS on a non-diluted basis and an approximate 27.0% decrease in Canopy Growth’s interest in the SVS on a partially diluted basis. Immediately prior to completion of the Arrangement, Canopy Growth beneficially owned 36,468,318 MVS and 15,223,938 SVS, representing 100% of the issued and outstanding MVS on a non-diluted basis and approximately 27.0% of the issued and outstanding SVS on a partially-diluted basis, assuming the conversion of the MVS held by Canopy Growth into SVS.

Immediately following the Arrangement, Canopy Growth no longer beneficially owns or exercises control or direction over any securities in the capital of RIV Capital. While Canopy Growth currently has no immediate plans or intentions with respect to the securities of RIV Capital, depending on regulatory changes, market conditions, general economic and industry conditions, trading prices, RIV Capital’s business, financial condition and prospects and/or other relevant factors, Canopy Growth may develop such plans or intentions in the future and, at such time, may from time to time acquire additional securities of RIV Capital.

A copy of the early warning report filed by Canopy Growth with respect to the securities of RIV Capital will be available under RIV Capital’s profile on SEDAR at www.sedar.com or by contacting Canopy Growth at 855 558-9333. RIV Capital’s head office is located at 40 King Street West, Suite 2504, Toronto, Ontario M5H 3Y2.

Early Warning Disclosure Regarding TerrAscend

Immediately prior to completion of the Arrangement, Canopy Growth beneficially owned, and exercised control or direction over, 38,890,570 TerrAscend Exchangeable Shares, an aggregate of 22,474,130 TerrAscend Warrants and was deemed to own an aggregate of 1,072,450 TerrAscend Shares that are subject to the TerrAscend Option, representing 100% of the issued and outstanding TerrAscend Exchangeable Shares on a non-diluted basis and approximately 39.6% of the issued and outstanding TerrAscend Shares on a partially-diluted basis, assuming the conversion of the TerrAscend Exchangeable Shares into TerrAscend Shares and the exercise of the TerrAscend Warrants and the TerrAscend Option held by Canopy Growth and RIV Capital, respectively.

The completion of the Arrangement did not result in an increase in Canopy Growth’s beneficial ownership interest in the TerrAscend Shares on a partially diluted basis, due to Canopy Growth’s prior controlling interest in RIV Capital. However, following completion of the Arrangement, Canopy Growth now directly owns 38,890,570 TerrAscend Exchangeable Shares and an aggregate of 22,474,130 TerrAscend Warrants and continues to be deemed to own an aggregate of 1,072,450 TerrAscend Shares that are subject to the TerrAscend Option.

While Canopy Growth currently has no immediate plans or intentions with respect to the securities of TerrAscend, depending on regulatory changes, market conditions, general economic and industry conditions, trading prices, TerrAscend’s business, financial condition and prospects and/or other relevant factors, Canopy Growth may develop such plans or intentions in the future and, at such time, may from time to time acquire additional securities, dispose of some or all of the existing or additional securities or may continue to hold the securities of TerrAscend.

A copy of the early warning report filed by Canopy Growth will be available under TerrAscend’s profile on SEDAR at www.sedar.com or by contacting Canopy Growth at 855 558-9333. TerrAscend’s head office is located at P.O. Box 43125, Mississauga, Ontario L5B 4A7.

Canopy Growth’s head office is located at 1 Hershey Drive, Smith Falls, Ontario, K7A 0A8

About Canopy Growth

Canopy Growth (TSX:WEED,NASDAQ:CGC ) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through our award-winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional federally-permissible CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws (collectively, “forward-looking statements”), which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Forward–looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those forward–looking statements and the forward-looking statements are not guarantees of future performance. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. A discussion of some of the material factors applicable to Canopy Growth can be found under the section entitled “Risk Factors” in Canopy Growth’s Annual Report on Form 10-K for the year ended March 31, 2020, filed with the Securities and Exchange Commission and with applicable Canadian securities regulators, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission and with applicable Canadian securities regulators, which can be accessed at www.sec.gov/edgar and www.sedar.com, respectively. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the filings. Any forward–looking statement included in this press release is made as of the date of this press release and, except as required by law, Canopy Growth disclaims any obligation to update or revise any forward-looking statement. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this cautionary statement